UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2012

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way

Foster City, California 94404

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 10, 2012, Electronics For Imaging, Inc. (the “Company” or “EFI”) announced its expected preliminary financial results for the fiscal quarter ended December 31, 2011. Copies of the press releases relating to the foregoing are attached hereto as Exhibits 99.1 and 99.2 and are being furnished under Item 2.02 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

As further described under Item 8.01 of this Current Report on Form 8-K, on January 10, 2012 the Company announced, the acquisition of Creta Print S.L. (“Cretaprint”). Copies of the press releases relating to the foregoing are attached hereto as Exhibits 99.1 and 99.2 and are being furnished under Item 7.01 of this Current Report on Form 8-K.

Item 8.01 Other Events.

Acquisition of Cretaprint

On January 10, 2012, the Company announced the acquisition of Cretaprint, a Spanish limited liability company that manufactures and sells digital inkjet printers used for printing on ceramic tiles, with headquarters in Castellón, Spain, for (i) an amount in cash of €18,000,000, (ii) an amount in cash equal to €6,000,000, constituting an escrow deposit, and (iii) earn-out payments in an aggregate amount not to exceed €16,500,000. The total amount of the purchase price is subject to adjustment under certain circumstances.

As part of the acquisition, the sellers of Cretaprint have indemnification obligations to the Company for certain liabilities of Cretaprint, including, but not limited to, a patent infringement action pending in Spain. In February 2011, the holder of Spanish patent number ES 2219068 (the “Patent”) filed a complaint in the Commercial Court of Valencia, Spain (the “Court”), alleging that the two main Cretaprint products, Cretaprinter and Cretacompac (the “Products”), infringe the Patent (the “Claim”). In addition to claiming an unspecified amount in monetary damages, the lawsuit seeks declaratory and injunctive relief, specifically that Cretaprint should not be entitled to manufacture, import, export, store, distribute, install, offer, advertise, commercialize and, in general, perform any activity related to its Products as long as those Products incorporate the technical features protected by the Patent (the “Relief”). The lawsuit also seeks an order that the allegedly-infringing Products be recalled from the market worldwide. A preliminary hearing took place in September 2011. As of the date hereof, the date of trial has not yet been scheduled.

The Company believes that the Claim lacks merit and that there are valid defenses to it. However, litigation is inherently unpredictable, and unfavorable rulings could occur. As a result of the Claim, the Company could be required, or otherwise decide that it is appropriate, to provide some or all of the Relief. Although the Company has certain indemnification rights against the sellers of Cretaprint relating to the Claim, the Company could incur significant costs responding to, defending, and resolving the Claim and/or any related claims or actions, and the efforts and attention of our management and technical personnel may be diverted. Thus, the Company’s business and results of operations could be negatively impacted.

Safe Harbor for Forward Looking Statements

Certain statements in this filing are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this filing that could be deemed forward-looking statements include, but are not necessarily limited to, statements regarding the Claim and litigation in Spain and its effect on our business and results of operations, statements regarding the impact of the acquisition on our 2012 results, statements regarding our fourth quarter 2011 preliminary results, and any statements or assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not necessarily limited to, unforeseen expenses; the difficulty of aligning expense levels with revenue; management’s ability to forecast revenues, expenses and earnings; any world-wide financial and economic difficulties and downturns; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; volatility in foreign exchange rates; the unpredictability of development schedules and commercialization of our OEM partners’ products and declines or delays in demand for our related products; changes in the mix of products sold; the uncertainty of market acceptance of new product introductions; intense competition in each of our businesses, including competition from products developed by EFI’s customers; challenge of managing asset levels, including inventory and variations in inventory levels; the uncertainty of continued success in technological advances; the challenges of obtaining timely, efficient and quality product manufacturing and components supplying; litigation involving intellectual property rights or other related matters; our ability to successfully integrate acquired businesses; and any other risk factors that may be included from time to time in the Company’s SEC reports.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated January 10, 2012 – EFI Expands Its Industrial Inkjet Addressable Market and Announces Strong Fourth Quarter Preliminary Results

99.2	Press Release dated January 10, 2012 – EFI Acquires Cretaprint, Expands Inkjet Focus To Ceramic Tile Printing

The information included in Exhibits 99.1 and 99.2 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 10, 2012	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ Guy Gecht
	Name:	Guy Gecht
	Title:	Chief Executive Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED JANUARY 10, 2012

Exhibit No.	Description

99.1	Press Release dated January 10, 2012 – EFI Expands Its Industrial Inkjet Addressable Market and Announces Strong Fourth Quarter Preliminary Results

99.2	Press Release dated January 10, 2012 – EFI Acquires Cretaprint, Expands Inkjet Focus To Ceramic Tile Printing